FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

FINANCIAL STATEMENTS

For The Period From November 1, 2004 (Inception) Through June 30, 2005

 with

 INDEPENDENT AUDITORS' REPORT THEREON

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

Independent Auditors' Report

To the Stockholder of
Florida Environmental Remediation Services, Inc.

We have audited the accompanying balance sheet of Florida Environmental Remediation Services, Inc. (the "Company") as of June 30, 2005, and the related statements of income, stockholder's equity and cash flows for the period from November 1, 2004 (inception) through June 30, 2005.  These financial statements are the responsibility of the management of the Company.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Florida Environmental Remediation Services, Inc. as of June 30, 2005, and the results of its operations and its cash flows for the period from November 1, 2004 (inception) through June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

CORBIN & COMPANY, LLP

Irvine, California
December 11, 2005

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

BALANCE SHEET

ASSETS	June 30, 2005

Current assets:
Cash	$681,754
Accounts receivable	820,619
Total current assets	1,502,373

Property and equipment, net	29,303

Other	2,042

$1,533,718

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities:
Accounts payable	$38,300
Accrued payroll and related	833,449
Advances from stockholder	271,901
Total current liabilities	1,143,650

Commitments and contingencies

Stockholder’s equity:
Common stock, $0.01 par value; 10,000 shares authorized;
10,000 shares issued and outstanding	100
Additional paid-in capital	900
Retained earnings	389,068
Total stockholder’s equity	390,068

$1,533,718

See independent auditors' report and
ccompanying notes to financial statements

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

 STATEMENT OF INCOME

For The Period November 1, 2004 (Inception) Through June 30, 2005

Net revenues	$3,604,861

Costs of sales	3,012,558

Gross profit	592,303

Operating expenses:
Selling, general and administrative expenses	203,235

Net income	$389,068

See independent auditors' report and
accompanying notes to financial statements

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

STATEMENT OF STOCKHOLDER'S EQUITY

 For The Period November 1, 2004 (Inception) Through June 30, 2005

	Common Stock		Additional Paid-in	Retained
Balance, November 1, 2004	Shares	Amount	Capital	Earnings	Total
(inception)	-	$-	$-	$-	$-

Common stock issued to founder	10,000	100	900	-	1,000

Net income	-	-	-	389,068	389,068
Balance, June 30, 2005	10,000	$100	$900	$389,068	$390,068

See independent auditors' report and
accompanying notes to financial statements

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

STATEMENT OF CASH FLOWS

For The Period
November 1, 2004
(Inception)
Through June 30,
2005

Cash flows from operating activities:
Net income	$389,068
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation	10,660
Changes in operating assets and liabilities:
Accounts receivable	(820,619)
Other assets	(2,042)
Accounts payable	38,300
Accrued payroll and related	833,449

Net cash provided by operating activities	448,816

Cash flows from investing activities:
Purchases of property and equipment	(39,963)

Net cash used in investing activities	(39,963)
Cash flows from financing activities:
Advances from stockholder	271,901
Proceeds from issuance of common stock	1,000

Net cash provided by financing activities	272,901
Net increase in cash	681,754

Cash, beginning of period	-

Cash, end of period	$681,754

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$-
Interest	$-

       See independent auditors' report and
accompanying notes to financial statements

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

 NOTES TO FINANCIAL STATEMENTS

For The Period November 1, 2004 (Inception) Through June 30, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Florida Environmental Remediation Services, Inc. (the "Company") was incorporated in the state of Florida in January 2004.  However, the Company's operations are being presented from November 1, 2004 ("Inception"), the date operations commenced.  The Company is engaged in the business of providing initial set up services in areas impacted by weather-related emergencies (including power, lodging, sustenance and training) and then providing the drying, dehumidification, clean-up and removal of debris from commercial and residential areas to prepare the areas for the next stage of restoration to customers in the southeastern United States.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Risks and Uncertainties

Credit Risk

The Company extends credit to its only customer and performs ongoing credit evaluations of such customer.  The Company evaluates reserves for potential credit losses based on a job-by-job review and  the Company's historical experience.  At June 30, 2005, the Company has not recorded an allowance for doubtful accounts as all amounts due at June 30, 2005 were collected by July 2005.

The Company maintains its cash balances at a financial institution located in Florida.  The balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  As of June 30, 2005, the uninsured portion of the balances approximated $620,000.

Sales to Customer

During the period from Inception through June 30, 2005, revenues from the Company's only customer were $3,604,861.  As of June 30, 2005, accounts receivable from this customer was $820,619, including unbilled amounts approximating $260,000.

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

For The Period November 1, 2004 (Inception) Through June 30, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could materially differ from those estimates.

Property and Equipment

Depreciation of property and equipment is provided for using the straight-line method over the estimated useful lives of the related assets (three to five years).

Maintenance and repairs are charged to expense as incurred.  Renewals and improvements of a major nature are capitalized.  At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gains or losses are reflected in income.

Long-Lived Assets

The Company regularly reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  Based on its analysis, the Company believes that no impairment of the carrying value of its long-lived assets existed at June 30, 2005. There can be no assurance, however, that economic market conditions or demand for the Company's products will not change which could result in impairment of long-lived assets in the future.

Revenue Recognition

The Company performs its services under an hourly and time-and-material contract and revenue is recognized at the time the related services are performed.  Revenues earned but not yet billed are reflected as accounts receivable in the accompanying balance sheet. Contract expenses are recognized when services are performed. Cost of sales includes all direct labor and materials unique to the project.

Advertising

The Company expenses the cost of advertising as incurred.  Advertising expense was $3,198 for the period from Inception through June 30, 2005.

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

For The Period November 1, 2004 (Inception) Through June 30, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

The Company has elected to be taxed as an "S" corporation under a section of the Internal Revenue Code whereby the income and expense items are included in the personal return of the stockholder and the Company does not pay federal corporate taxes.  The Florida tax treatment is substantially the same as federal and the Company does not pay state corporate taxes.  Accordingly, a provision for income taxes has not been reflected in the accompanying statement of income.

New Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 153, Exchanges Of Nonmonetary Assets, An Amendment Of APB Opinion No. 29, Accounting For Nonmonetary Transactions. APB No. 29 is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that opinion, however, included certain exceptions to that principle. This statement amends APB No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for the exchanges of nonmonetary assets that do not have commercial substance, that is, if the future cash flows of the entity are not expected to change significantly as a result of the exchange. The provisions of this statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company anticipates that SFAS No. 153 will not have a material impact on the Company's financial statements.

Other recent accounting pronouncements issued by the FASB (including the Emerging Issues Task Force) and the American Institute of Certified Public Accountants did not or are not believed by management to have a material impact on the Company's present or future financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

Automobile	$37,021
Furniture and fixtures	2,942
39,963

Less accumulated depreciation	(10,660)

$29,303

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

 For The Period November 1, 2004 (Inception) Through June 30, 2005

NOTE 3 - ADVANCES FROM STOCKHOLDER

From time to time, the Company borrows funds from its sole stockholder for working capital purposes, which are non-interest bearing and are due on demand.  As of June 30, 2005, outstanding borrowings totaled $271,901.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Indemnities and Guarantees

The Company has entered into certain indemnities and guarantees under which it may be required to make payments in relation to certain transactions.  The Company indemnifies its officers, employees and agents to the maximum extent permitted under the laws of the State of Florida.  In connection with its facility lease, the Company has indemnified its lessor for certain claims arising from the use of the facility.  In connection with its customer contract, the Company has agreed to indemnify and hold harmless its customer against certain claims arising from its services. The duration of these indemnities and guarantees varies and, in certain cases, is indefinite.  These indemnities and guarantees do not provide for any limitation of the maximum potential future payments the Company could be obligated to make.  Historically, the Company has not been obligated to make significant payments for these obligations and no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheet.

Legal

From time to time, the Company may be involved in various claims, lawsuits, disputes with third parties, actions involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business. The Company is currently not involved in any such litigation, which management believes could have a material adverse effect on its financial position or result of operations.

Payroll Taxes

The Company has recorded an accrual for past due payroll taxes as of June 30, 2005 due to the underreporting of the Company's payroll tax liability.  As a result, the Company has accrued approximately $502,000 (including approximately $50,000 of penalties and interest) under accrued payroll and related in the accompanying balance sheet at June 30, 2005.  The Company settled this matter in August 2005.

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

For The Period November 1, 2004 (Inception) Through June 30, 2005

NOTE 4 - COMMITMENTS AND CONTINGENCIES, continued

Operating Leases

The Company has a lease for its office space, which expires through in April 2006 and provides for monthly rent approximating $850.

Rent expense for the period from Inception through June 30, 2005 was $8,776.

NOTE 5 - SUBSEQUENT EVENT

On September 27, 2005, Home Solutions Restoration of Louisiana, Inc. ("HSR of Louisiana"), a wholly owned subsidiary of Home Solutions of America, Inc. ("Home Solutions"), closed the purchase of substantially all of the assets of the Company. The acquisition was effective on September 1, 2005.  The acquisition was accounted for as a purchase. The purchase price was comprised of the following:

Note payable to seller	$11,000,000
Non cash costs (175,000 shares of common stock)	625,000
Legal, accounting and other costs	160,000
$11,785,000

FLORIDA ENVIRONMENTAL REMEDIATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

For The Period November 1, 2004 (Inception) Through June 30, 2005

NOTE 5 - SUBSEQUENT EVENT, continued

In connection with the acquisition, Home Solutions issued to the Company's stockholder a warrant exercisable for 1,054,000 shares of Home Solutions' common stock, at an exercise price of $.001 per share with an estimated fair value of $4,415,000.  The warrant becomes exercisable only if during the period from September 27, 2005 to September 27, 2006, HSR of Louisiana either (i) meets or exceeds $20,000,000 in gross billings related to the acquired assets, or (ii) meets or exceeds $8,000,000 in earnings before interest, income tax, depreciation and amortization ("EBITDA") related to the acquired assets.  If HSR of Louisiana meets either of these goals, then the warrant shall be exercisable from the date the goal is met, as determined by HSR of Louisiana and confirmed by its independent public accountants, until December 31, 2006.  If HSR of Louisiana fails to meet at least one of these goals, then the warrant will not become exercisable and instead, becomes void and of no force or effect.

In addition, the Company's stockholder is entitled to receive an amount equal to ten percent (10%) of the excess of the HSR of Louisiana's EBITDA with respect to the acquired assets related to the business, if any, that exceeds $15,000,000 in each of fiscal years 2006 and 2007, subject to the terms and provisions of the purchase agreement (the "Earnout Amount"). In each of fiscal year 2006 and 2007, the Earnout Amount, if any, shall be determined by the Company in accordance with accounting principles generally accepted in the United States of America for that fiscal year and confirmed by its independent public accountants within 90 days following the end of such fiscal year. If the Company's stockholder is entitled to an Earnout Amount, it shall be paid by Home Solutions in cash or, at HSR of Louisiana's option, by the issuance of restricted shares of Home Solutions' common stock valued at the five-day trailing average of the closing price of the common stock as quoted on the American Stock Exchange in the five days immediately prior to the last day of the fiscal year for which the shares are to be issued.

The purchase price was tentatively allocated as follows:

Current assets	$2,994,000
Property and equipment	72,000
Other long-term assets	1,000
Current liabilities	(643,000)

Estimated fair value of tangible net assets acquired	2,424,000

Goodwill	9,361,000

$11,785,000

The excess of the purchase price greater than tangible net assets acquired is tentatively assigned to goodwill as of the date of the purchase. Home Solutions will complete an appraisal by a third party to determine the final purchase price allocation.